SCHEDULE I

DIRECTORS AND EXECUTIVE OFFICERS OF

EMERSON ELECTRIC CO.

The following table sets forth certain information with respect to the directors and executive officers of Emerson Electric Co. The business address of each director and executive officer of Emerson Electric Co. is 8027 Forsyth Boulevard, St. Louis, MO 63105.

Name	Present Principal Occupation or Employment	Citizenship
James S. Turley (Director)	Chair of the Board, Emerson St. Louis, MO	United States
Mark A. Blinn (Director)	Director, Emerson St. Louis, MO	United States
Joshua B. Bolten (Director)	President and Chief Executive Officer, Business Roundtable Washington D.C.	United States
Calvin G. Butler, Jr. (Director)	President and Chief Executive Officer of Exelon Chicago, IL	United States
Martin S. Craighead (Director)	Director, Emerson St. Louis, MO	United States
William H. Easter III (Director)	Director, Emerson St. Louis, MO	United States
Gloria A. Flach (Director)	Director, Emerson St. Louis, MO	United States
Leticia Gonçalves (Director)	President, Global Foods for Archer Daniels Midland Company (ADM) Chicago, IL	United States
Lori M. Lee (Director)	CEO, AT&T Latin America & Global Marketing Officer, AT&T Inc. Dallas, TX	United States
James M. McKelvey (Director)	CEO, Invisibly Inc. St. Louis, MO	United States
Matthew S. Levatich (Director)	Director, Emerson St. Louis, MO	United States
Surendralal (Lal) L. Karsanbhai (Director, President and Chief Executive Officer)	President and Chief Executive Officer, Emerson St. Louis, MO	United States
Michael J. Baughman	Executive Vice President, Chief Financial Officer and Chief Accounting Officer, Emerson St. Louis, MO	United States
Ram R. Krishnan	Executive Vice President and Chief Operating Officer, Emerson St. Louis, MO	United States
Peter Zornio	Senior Vice President and Chief Technology Officer, Emerson St. Louis, MO	United States
Michael Tang	Senior Vice President, Secretary and Chief Legal Officer, Emerson St. Louis, MO	United States
Vidya Ramnath	Senior Vice President and Chief Marketing Officer, Emerson St. Louis, MO	Singapore
Lisa A. Flavin	Senior Vice President, Chief Transformation and Chief Compliance Officer, Emerson St. Louis, MO	United States
Michael H. Train	Senior Vice President and Chief Sustainability Officer, Emerson St. Louis, MO	United States
Nicholas J. Piazza	Senior Vice President and Chief People Officer, Emerson St. Louis, MO	United States

SCHEDULE II

DIRECTORS AND EXECUTIVE OFFICERS OF

EMR HOLDINGS, INC.

The following table sets forth certain information with respect to the directors and executive officers of EMR Holdings, Inc. The business address of each director and executive officer of EMR Holdings, Inc. is 8027 Forsyth Boulevard, St. Louis, MO 63105.

Name	Present Principal Occupation or Employment	Citizenship
Christopher J. Cassulo (Director, President)	Director, State & Local Taxes, Emerson St. Louis, MO	United States
John A. Sperino (Director, Vice President & Secretary)	Vice President - Governance & Securities and Assistant Secretary, Emerson St. Louis, MO	United States
Kirk A. Wippermann (Director)	Vice President International Tax, Emerson St. Louis, MO	United States

SCHEDULE III

DIRECTORS AND EXECUTIVE OFFICERS OF

EMR WORLDWIDE INC.

The following table sets forth certain information with respect to the directors and executive officers of EMR Worldwide Inc. The business address of each director and executive officer of EMR Worldwide Inc. is 8027 Forsyth Boulevard, St. Louis, MO 63105.

Name	Present Principal Occupation or Employment	Citizenship
John A. Sperino (Director, President & Secretary)	Vice President - Governance & Securities and Assistant Secretary, Emerson St. Louis, MO	United States
James H. Thomasson (Director, Treasurer)	Vice President & Treasurer, Emerson St. Louis, MO	United States
Kirk A. Wippermann (Director, Vice President & Assistant Treasurer)	Vice President International Tax, Emerson St. Louis, MO	United States

SCHEDULE IV

MANAGERS AND EXECUTIVE OFFICERS OF

EMR US HOLDINGS LLC

The following table sets forth certain information with respect to the managers and executive officers of EMR US Holdings LLC. The business address of each manager and executive officer of EMR US Holdings LLC is 8027 Forsyth Boulevard, St. Louis, MO 63105.

Name	Present Principal Occupation or Employment	Citizenship
John A. Sperino (Manager, President & Secretary)	Vice President - Governance & Securities and Assistant Secretary, Emerson St. Louis, MO	United States
James H. Thomasson (Manager, Vice President & Treasurer)	Vice President & Treasurer, Emerson St. Louis, MO	United States
Kirk A. Wippermann (Manager)	Vice President International Tax, Emerson St. Louis, MO	United States

SCHEDULE V

MANAGERS AND EXECUTIVE OFFICERS OF

RUTHERFURD US LLC

The following table sets forth certain information with respect to the managers and executive officers of Rutherfurd US LLC. The business address of each manager and executive officer of Rutherfurd US LLC is 8027 Forsyth Boulevard, St. Louis, MO 63105.

Name	Present Principal Occupation or Employment	Citizenship
John A. Sperino (Manager, President & Secretary)	Vice President - Governance & Securities and Assistant Secretary, Emerson St. Louis, MO	United States
James H. Thomasson (Manager, Vice President & Treasurer)	Vice President & Treasurer, Emerson St. Louis, MO	United States
Kirk A. Wippermann (Manager)	Vice President International Tax, Emerson St. Louis, MO	United States